Pricing Supplement Dated January 17, 2005                  Rule 424(b)(3)
(To Prospectus Dated November 1, 2004)                     File No. 333-111380

                      GENERAL MOTORS ACCEPTANCE CORPORATION
                          Demand Notes - Floating Rate
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Annual Yield:                3.00%

Effective Dates:             01/17/05 thru 01/23/05

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